EXHIBIT 99.1
Distribution Tables of Composition of Receivables as of August 31, 2010 (the Cut-off Date)
Set forth below is information as of August 31, 2010 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2010-A Owner Trust on or about September 22, 2010. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.
Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$1,366,542,785.52
Number of Receivables	82,491
Average Principal Balance	$16,565.96
Range of Principal Balances	$2,000.67 to $82,471.63
Average Original Amount Financed	$22,249.49
Range of Original Amounts Financed	$6,018.82 to $99,939.44
Weighted Average APR	4.770%
Range of APRs	0.00% to 18.29%
Approximate Weighted Average Original Payments to Maturity	62 payments
Range of Original Payments to Maturity	18 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	48 payments
Range of Remaining Payments to Maturity	3 to 66 payments
Approximate Percentage by Principal Balance of Receivables with an Original Payment Term of 72 Months	23.97%
Approximate Non-Zero Weighted Average Credit Score(1)	752.03
Range of FICO® Scores(1)	603 to 900
Approximate Non-Zero Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months(1)	742.94
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles(2)	88.86%(New)
9.23%(Near-New)
1.91%(Used)
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles for Receivables with an Original Payment Term of 72 Months(2)	88.94%(New)
11.06%(Near-New)
0.00%(Used)
Approximate Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers(2)	96.00%(Nissan)
4.00%(Infiniti)

(1)	Excluding Receivables for which no FICO® score is available.

(2)	Percentages may not add to 100.00% due to rounding.

FICO® Score Distribution of the Receivables

		Percentage of		Percentage of
	Number	Total		Aggregate
	of	Number of	Cut-off Date	Cut-off Date
Distribution by FICO® Score of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Unavailable	992	1.20%	$19,848,550.04	1.45%
601 – 650	1,873	2.27	31,040,327.05	2.27
651 – 700	15,537	18.83	267,745,910.58	19.59
701 – 750	21,189	25.69	358,922,952.94	26.27
751 – 800	21,248	25.76	349,704,802.20	25.59
801 – 850	20,256	24.56	317,312,347.83	23.22
851 – 900	1,396	1.69	21,967,894.88	1.61

Total(1)	82,491	100.00%	$1,366,542,785.52	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
Distribution by APR of the Receivables

				Percentage of
	Number	Percentage of Total	Cut-off Date	Aggregate Cut-off
	of	Number of	Principal	Date	Non-Zero Weighted
Distribution by APR of the Receivables (%)	Receivables	Receivables (%)	Balance ($)	Principal Balance (%)	Average Credit Score(2)
0.00 – 0.49	5,421	6.57%	$101,089,534.26	7.40%	768
0.50 – 0.99	1,821	2.21	33,167,190.59	2.43	749
1.00 – 1.99	8,485	10.29	152,954,140.98	11.19	753
2.00 – 2.99	15,571	18.88	285,629,658.13	20.90	773
3.00 – 3.99	6,124	7.42	107,081,323.64	7.84	753
4.00 – 4.99	7,306	8.86	106,934,313.63	7.83	771
5.00 – 5.99	8,279	10.04	119,861,309.76	8.77	761
6.00 – 6.99	10,079	12.22	152,338,954.49	11.15	751
7.00 – 7.99	8,075	9.79	129,871,480.96	9.50	740
8.00 – 8.99	4,925	5.97	83,251,783.54	6.09	721
9.00 – 9.99	2,653	3.22	40,948,111.08	3.00	697
10.00 – 10.99	1,288	1.56	18,555,675.90	1.36	684
11.00 – 11.99	802	0.97	12,074,386.26	0.88	680
12.00 – 12.99	680	0.82	9,806,189.05	0.72	669
13.00 – 13.99	513	0.62	6,945,299.60	0.51	656
14.00 – 14.99	336	0.41	4,543,630.62	0.33	656
15.00 – 15.99	115	0.14	1,289,897.89	0.09	674
16.00 – 16.99	17	0.02	189,034.52	0.01	668
17.00 – 17.99	0	0.00	0.00	0.00	n/a
18.00 and above	1	0.00	10,870.62	0.00	n/a

Total (1)	82,491	100.00%	$1,366,542,785.52	100.00%	752

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no FICO® Score is available.

Geographic Distribution of the Receivables(1)

				Percentage of
		Percentage of		Aggregate
	Number of	Total Number	Cut-off Date	Cut-off Date
Geographic Distribution of the Receivables	Receivables	of Receivables (%)	Principal Balance ($)	Principal Balance (%)
Alabama	1,063	1.29%	$18,055,635.16	1.32%
Alaska	13	0.02	210,723.86	0.02
Arizona	1,725	2.09	30,168,563.21	2.21
Arkansas	884	1.07	14,444,352.75	1.06
California	10,870	13.18	175,142,114.39	12.82
Colorado	649	0.79	12,105,678.41	0.89
Connecticut	1,206	1.46	18,903,125.23	1.38
Delaware	214	0.26	3,605,949.59	0.26
Florida	5,685	6.89	91,787,063.44	6.72
Georgia	2,729	3.31	46,077,438.48	3.37
Hawaii	264	0.32	4,592,409.66	0.34
Idaho	93	0.11	1,711,027.24	0.13
Illinois	4,310	5.22	71,870,227.66	5.26
Indiana	825	1.00	14,199,004.89	1.04
Iowa	552	0.67	9,243,529.91	0.68
Kansas	444	0.54	7,557,777.42	0.55
Kentucky	689	0.84	11,444,337.89	0.84
Louisiana	1,920	2.33	33,690,153.29	2.47
Maine	162	0.20	2,726,484.11	0.20
Maryland	1,999	2.42	31,901,007.63	2.33
Massachusetts	1,373	1.66	21,740,246.18	1.59
Michigan	557	0.68	9,237,817.15	0.68
Minnesota	703	0.85	11,703,011.06	0.86
Mississippi	1,689	2.05	29,170,803.73	2.13
Missouri	1,253	1.52	20,155,606.44	1.47
Montana	49	0.06	904,011.38	0.07
Nebraska	203	0.25	3,432,074.69	0.25
Nevada	913	1.11	16,082,437.03	1.18
New Hampshire	404	0.49	6,064,747.03	0.44
New Jersey	3,746	4.54	62,823,071.59	4.60
New Mexico	272	0.33	4,247,153.46	0.31
New York	5,230	6.34	86,282,907.08	6.31
North Carolina	1,941	2.35	31,378,888.88	2.30
North Dakota	47	0.06	882,796.01	0.06
Ohio	1,764	2.14	29,880,495.59	2.19
Oklahoma	1,053	1.28	17,317,127.59	1.27
Oregon	207	0.25	3,296,018.06	0.24
Pennsylvania	3,505	4.25	57,126,245.65	4.18
Rhode Island	133	0.16	2,215,170.90	0.16
South Carolina	677	0.82	10,851,816.98	0.79
South Dakota	43	0.05	653,224.26	0.05
Tennessee	3,079	3.73	52,593,011.64	3.85
Texas	13,428	16.28	222,749,878.88	16.30
Utah	309	0.37	5,807,129.91	0.42
Vermont	93	0.11	1,454,154.28	0.11
Virginia	2,125	2.58	34,618,170.39	2.53
Washington	472	0.57	8,236,898.09	0.60
West Virginia	306	0.37	5,677,070.39	0.42
Wisconsin	583	0.71	9,838,039.29	0.72
Wyoming	38	0.05	686,157.69	0.05

Total(2)	82,491	100.00%	$1,366,542,785.52	100.00%

(1)	Based solely on the addresses of the originating dealers as of the Cut-off Date.

(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

				Percentage of
	Number	Percentage of		Aggregate
	of	Total Number of	Cut-off Date	Cut-off Date
Distribution by Model of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Altima	19,424	23.55%	$307,301,348.23	22.49%
Murano	7,716	9.35	163,725,298.29	11.98
Rogue	9,764	11.84	163,529,337.42	11.97
Sentra	10,414	12.62	129,694,826.44	9.49
Versa	10,335	12.53	116,612,689.84	8.53
Maxima	4,292	5.20	102,081,459.51	7.47
Pathfinder	2,319	2.81	45,837,831.06	3.35
Xterra	2,360	2.86	40,440,951.71	2.96
Titan	1,993	2.42	39,204,055.92	2.87
Altima Cpe	1,964	2.38	35,495,956.14	2.60
Armada	1,167	1.41	31,518,023.06	2.31
Frontier	1,652	2.00	25,860,821.06	1.89
Cube	1,704	2.07	25,295,213.92	1.85
Crew Cab	1,314	1.59	21,787,376.25	1.59
Quest	1,142	1.38	20,787,800.45	1.52
G37	626	0.76	18,435,415.52	1.35
QX56	257	0.31	9,202,180.37	0.67
FX35	437	0.53	8,993,337.53	0.66
Other	3,611	4.38	60,738,862.80	4.44

Total(1)	82,491	100.00%	$1,366,542,785.52	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
Distribution by Vehicle Type of the Receivables

				Percentage of
	Number	Percentage of		Aggregate
	of	Total Number of	Cut-off Date	Cut-off Date
Distribution by Vehicle Type of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Car	52,562	63.72%	$803,160,733.26	58.77%
Crossover	18,090	21.93	340,028,398.09	24.88
SUV	6,487	7.86	131,456,902.38	9.62
Truck	5,166	6.26	89,538,190.49	6.55
Van	32	0.04	295,192.06	0.02
Other	154	0.19	2,063,369.24	0.15

Total(1)	82,491	100.00%	$1,366,542,785.52	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Original and Remaining Payments to Maturity of the Receivables

				Percentage of
	Number	Percentage of		Aggregate	Non-Zero
Distribution by Original Payments to	of	Total Number of	Cut-off Date	Cut-off Date	Weighted Average
Maturity	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)	Credit Score(2)
13 to 24	135	0.16%	$796,551.32	0.06%	780
25 to 36	3,969	4.81	44,748,909.09	3.27	789
37 to 48	4,318	5.23	49,173,516.49	3.60	757
49 to 60	50,525	61.25	812,421,181.63	59.45	757
61 to 72	23,544	28.54	459,402,626.99	33.62	740

Total(1)	82,491	100.00%	$1,366,542,785.52	100.00%	752

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no FICO® Score is available.

				Percentage of
	Number	Percentage of		Aggregate	Non-Zero
Distribution by Remaining Payments to	of	Total Number of	Cut-off Date	Cut-off Date	Weighted Average
Maturity	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)	Credit Score(2)
1 to 12	2,570	3.12%	$9,816,765.57	0.72%	730
13 to 24	4,819	5.84	46,222,954.81	3.38	778
25 to 36	10,688	12.96	128,879,692.21	9.43	753
37 to 48	32,249	39.09	520,442,274.69	38.08	763
49 to 60	24,775	30.03	475,074,847.36	34.76	745
61 to 72	7,390	8.96	186,106,250.88	13.62	733

Total(1)	82,491	100.00%	$1,366,542,785.52	100.00%	752

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no Credit Score is available.